UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2011

SONORA RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-163077	27-1269503
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 S. Durango Drive, Suite 305, Las Vegas, NV 89117-4454
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code: 702.509.5049

NATURE’S CALL BRANDS INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective March 2, 2011, we completed a merger with our subsidiary, Sonora Resources Corp., a Nevada corporation which was incorporated solely to effect a change in our name. As a result, we have changed our name from “Nature’s Call Brands Inc.” to “Sonora Resources Corp.”.

Item 7.01	Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on March 2, 2011. The symbol remains as “NATC”. Our new CUSIP number is 835658 105.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles of Merger dated February 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONORA RESOURCES CORP.

Per:	/s/ Juan Miguel Ríos Gutiérrez
Juan Miguel Ríos Gutiérrez
President, Chief Executive Officer, Secretary,
Treasurer, Chief Financial Officer and Director
March 2, 2011